UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2004

PAXSON COMMUNICATIONS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-13452	59-3212788

(State or other jurisdiction of incorporation)	(Commission File Number)	IRS Employer Identification No.

601 Clearwater Park Road, West Palm Beach, FL 33401-6233

(Address of principal executive offices)

Registrant’s telephone number, including area code: (561) 659-4122

N/A

(Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits.

The following item is furnished as an Exhibit to this Report:

     99.1 Press release dated April 1, 2004 announcing that the Registrant reported corrections of certain items in its 2002 financial results contained in its press release of March 30, 2004 announcing its fourth quarter and full year 2003 financial results.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 1, 2004, the Registrant reported corrections of certain items in its 2002 financial results contained in its press release of March 30, 2004 announcing its fourth quarter and full year 2003 financial results. The corrected amounts are reflected in the Company’s financial statements contained in its Annual Report on Form 10-K for the year ended December 31, 2003, which the Company filed with the Securities and Exchange Commission on March 31, 2004. All of the corrections relate to the restatement of the Company’s financial results for its fiscal year ended December 31, 2002. The Registrant has furnished the press release announcing these corrections as Exhibit 99.1 to this Form 8-K. Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAXSON COMMUNICATIONS CORPORATION (Registrant)
By:	/s/ Thomas E. Severson, Jr.
Thomas E. Severson, Jr.
Senior Vice President and Chief Financial Officer

Date: April 1, 2004

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